Putnam
Massachusetts
Tax Exempt
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

[GRAPHIC OMITTED: CRANBERRIES]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them. However, not every fund was able to take full advantage of 2003's positive market trends.

During the semiannual period ended November 30, 2003, Putnam Massachusetts Tax Exempt Income Fund delivered slightly negative results at net asset value. The returns also lagged the fund's benchmark but were in line with its Lipper category average. Details may be found on the facing page.

In the following report from your fund's management team, you will also see a detailed discussion of the strategies the managers employed in the challenging market environment that prevailed during the period. Results were helped not only by the conservative duration strategy the managers maintained, but also by a cross-market arbitrage position and the strong performance of certain lower-rated higher-yielding securities in the portfolio. The team concludes its report by offering its views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004



Report from Fund Management

Fund highlights

 * For the six months ended November 30, 2003, Putnam Massachusetts Tax Exempt Income Fund's class A shares returned -0.14% at net asset value
   (NAV) and -4.90% at public offering price (POP).

 * Differences in portfolio composition caused the fund to underperform its benchmark, the Lehman Municipal Bond Index, which gained 0.18% during the same six-month period.

 * The fund's results at NAV were in line with the average return of funds in its Lipper category, Massachusetts Municipal Debt Funds, which was -0.17%.

 * See the Performance Summary on Page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

While your fund's investment mix and the adjustments we made to its portfolio helped keep its investment results in line with the average for its Lipper peer group over the first half of fiscal 2004, performance did lag the fund's benchmark. This underperformance can be attributed to the fact that the Lehman Municipal Bond Index is nationally diversified, while the fund focuses on the Massachusetts market. Positive contributions to performance came from the fund's positions in airline-related industrial development bonds (IDBs) and tobacco settlement bonds. Although the fund's weighting in higher-yielding bonds was comparable to others in its Lipper category, we had placed a higher weighting on bonds from the lower tiers of the investment-grade sector. Bonds rated below investment grade (below Baa/BBB) delivered stronger performance over the period. Furthermore, the portfolio was slightly barbelled, meaning it included a combination of very short-maturity bonds and very long-maturity bonds. The very long bonds that it owned performed particularly poorly when rates rose in the summer. With this combination of positive and negative contributors, the fund's results were in line with the average for its Lipper category.

FUND PROFILE

Putnam Massachusetts Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Massachusetts personal income taxes, as is believed to be consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through a diversified portfolio of municipal bonds issued primarily in Massachusetts.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between June 1 and November 30, 2003. Concern about deflation led to falling yields and correspondingly higher bond prices through mid June. After rising through August, yields receded again in late September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up in November. Overall, yields ended the semiannual period higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November, after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform during the six-month period as prospects for the industry became more favorable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          0.18%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -1.04%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                          -1.27%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.63%
-------------------------------------------------------------------------------

Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             24.65%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 20.26%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the cross-market arbitrage position we had established in an earlier period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year U.S. Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the muni bonds was more than offset by a gain in the value of the Treasury futures position. We sold the muni bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings. Overall, however, we were not particularly active buyers or sellers. We tended to hold on to existing positions throughout the period. That approach resulted in part from the fact that there were limited opportunities for initiating new investments in the Massachusetts market.

[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                             5/31/03           11/30/03

Average effective
maturity in years             9.1                8.7

Duration in years             6.0                5.9

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The fund's top performer during the period was an airline-related industrial development bond (IDB). This type of municipal bond is usually issued to finance local expansion by various businesses, and is backed by the credit of the company benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance airport facility expansion) have been severely affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery improved, the airline companies strengthened and concerns about bankruptcies diminished. This led to a sharp price recovery for these bonds and we used this opportunity to trim the fund's position in an airport facility improvement bond issued by the Puerto Rico Industrial, Medical and Environmental Facilities Financing Authority for American Airlines, with a 6.45% coupon and a 2025 maturity date. Since this bond had been in the portfolio for some time, the sale did not result in a profit based on its acquisition cost, but the fund was able to sell on strength rather than in distress. We believe the airline industry will continue to recover with the economy, but we also see potentially greater opportunities in other market areas.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA -- (59.5%)

Aa/AA -- (18.2%)

A -- (4.4%)

Baa/BBB -- (10.7%)

Ba/BB -- (2.9%)

B and lower -- (0.4%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Other bonds that performed well were tobacco settlement bonds, primarily due to a series of more positive legal judgments. These investments included a bond issued by Children's Trust Fund of Puerto Rico, which has a 5.375% coupon and matures in 2033. Until recently, our view on the sector had been less favorable because of the multibillion-dollar litigation pending against the tobacco companies. This litigation, if success ful, could have affected the ability of tobacco companies to meet their settlement payment obligations to the states and in turn, have a negative effect on tobacco settlement bonds, which are secured by this promised income stream. During the reporting period, the litigation environment shifted in favor of tobacco companies, and in several cases, higher courts reversed severe lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted our reversion to a more positive stance on the sector.

Relative detractors from the fund's performance during the period came from higher-grade, longer-maturity bonds. There were no particular bonds that stood out as especially poor performers; rather, the fund's holdings in these types of bonds simply did not perform as well as other sectors of the market. These bonds suffered from weak demand, as investors became more attracted to higher-yielding, lower-quality issues. In addition, the longer maturity of these bonds made them particularly susceptible to price declines amid an environment of generally rising interest rates.

We were able to initiate a new position in an education bond during the period. It was issued by the Massachusetts State Development Finance Agency for Middlesex School. The bonds carry a 5.125% coupon and mature in 2023. The bond proceeds were used to refinance some outstanding debt and to help finance the replacement of a wastewater treatment plant. Middlesex is a private boarding and day school located in Concord, Massachusetts. We liked these bonds because the school has strong student demand, a solid cash position, and impressive fundraising ability.

We also sold and then bought back some bonds. To explain, the fund owned some bonds issued by the Massachusetts Health and Educational Facilities Authority for Caritas Christi Health Care System. Moody's downgraded the bonds' rating in April. Our analyst became concerned about the possibility of additional credit deterioration. The health system was experiencing high labor costs and investment losses. We sold some of the bonds in June in order to moderate the risk of this holding. During the summer, the bonds declined in value. In September, our analyst believed that financially, the system was beginning to show signs of longer-term stabilization. Inpatient volume was up, the new state budget was beneficial, and nursing costs were starting to come down. We decided to increase the position size. These moves were an example of our strategy of working tactically in the credit markets to take advantage of our analysts' recommendations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We believe that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (10/23/89)             (7/15/93)             (8/19/03)             (5/12/95)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
6 months                  -0.14%     -4.90%     -0.36%     -5.25%     -0.43%     -1.41%     -0.28%     -3.56%
-------------------------------------------------------------------------------------------------------------
1 year                     6.12       1.09       5.55       0.55       5.42       4.42       5.92       2.44
-------------------------------------------------------------------------------------------------------------
5 years                   27.30      21.23      23.33      21.33      22.43      22.43      25.52      21.48
Annual average             4.95       3.93       4.28       3.94       4.13       4.13       4.65       3.97
-------------------------------------------------------------------------------------------------------------
10 years                  70.79      62.71      60.02      60.02      57.78      57.78      65.48      60.05
Annual average             5.50       4.99       4.81       4.81       4.67       4.67       5.17       4.82
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.97       6.60       6.20       6.20       6.12       6.12       6.59       6.34
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
---------------------------------------------------------------------
                                                     Lipper
                                                 Massachusetts
                                 Lehman            Municipal
                                Municipal          Debt Funds
                                Bond Index      category average*
---------------------------------------------------------------------
6 months                           0.18%              -0.17%
---------------------------------------------------------------------
1 year                             6.66                6.20
---------------------------------------------------------------------
5 years                           31.98               25.20
Annual average                     5.71                4.59
---------------------------------------------------------------------
10 years                          81.80               67.09
Annual average                     6.16                5.26
---------------------------------------------------------------------
Annual average
(life of fund)                     7.26                6.70
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 53, 52, 44, and 23 funds, respectively, in this Lipper category.



-------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------------------------------------
                                       Class A           Class B            Class C           Class M
-------------------------------------------------------------------------------------------------------------
Distributions (number)                    6                  6                  3                 6
-------------------------------------------------------------------------------------------------------------
Income 1                              $0.193405         $0.162106          $0.089295          $0.179001
-------------------------------------------------------------------------------------------------------------
Capital gains 1                           --                --                 --                --
-------------------------------------------------------------------------------------------------------------
Total                                 $0.193405         $0.162106          $0.089295          $0.179001
-------------------------------------------------------------------------------------------------------------
Share value:                        NAV       POP          NAV                NAV           NAV       POP
-------------------------------------------------------------------------------------------------------------
5/31/03                           $9.79     $10.28        $9.78               --           $9.79    $10.12
-------------------------------------------------------------------------------------------------------------
8/19/03+                            --         --           --               $9.35           --       --
-------------------------------------------------------------------------------------------------------------
11/30/03                           9.58      10.06         9.58               9.59          9.58      9.90
-------------------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------------------
Current dividend rate 2           4.04%      3.85%        3.39%              3.22%         3.74%     3.62%
-------------------------------------------------------------------------------------------------------------
Taxable equivalent 3              6.56       6.26         5.51               5.23          6.08      5.88
-------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4        3.24       3.08         2.59               2.44          2.94      2.85
-------------------------------------------------------------------------------------------------------------
Taxable equivalent 3              5.26       5.00         4.21               3.96          4.78      4.63
-------------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.45% federal and state combined tax rate for 2003.
  Results for investors subject to lower tax rates would not be advantageous.

4 Based only on investment income, calculated using SEC guidelines.

+ Inception date of class C shares.





----------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (10/23/89)            (7/15/93)             (8/19/03)             (5/12/95)
----------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------
6 months                   0.95%     -3.89%      0.62%     -4.32%      0.54%     -0.45%      0.80%     -2.53%
----------------------------------------------------------------------------------------------------------------
1 year                     4.92      -0.11       4.13      -0.87       4.02       3.02       4.60       1.21
----------------------------------------------------------------------------------------------------------------
5 years                   27.73      21.66      23.63      21.63      22.77      22.77      25.95      21.91
Annual average             5.02       4.00       4.33       3.99       4.19       4.19       4.72       4.04
----------------------------------------------------------------------------------------------------------------
10 years                  68.88      60.89      58.23      58.23      55.84      55.84      63.58      58.20
Annual average             5.38       4.87       4.70       4.70       4.54       4.54       5.04       4.69
----------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.98       6.62       6.21       6.21       6.13       6.13       6.61       6.36
----------------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance


Municipal bonds and notes (99.3%) (a)
Principal amount                                     Rating (RAT)         Value

Massachusetts (92.3%)
-------------------------------------------------------------------------------
               Boston, G.O. Bonds, Ser. A
    $2,815,000 4s, 2/1/08                               Aa2          $3,008,531
     1,100,000 4s, 2/1/07                               Aa2           1,167,375
     2,750,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                   BB-/P         2,512,813
     6,525,000 Boston, Indl. Dev. Fin. Auth. Swr.
               Fac. Rev. Bonds (Harbor Elec. Energy
               Co.), 7 3/8s, 5/15/15                    Aa3           6,549,469
     7,935,000 Boston, Wtr. & Swr. Comm.
               Rev. Bonds, Ser. A, 5 3/4s, 11/1/13      Aa3           9,145,088
               Fall River, G.O. Bonds, FSA
     1,990,000 5s, 2/1/13                               Aaa           2,206,413
     1,950,000 5s, 2/1/12                               Aaa           2,159,625
     2,100,000 Framingham, Hsg. Auth. Rev. Bonds,
               GNMA Coll., 6.35s, 2/20/32               AAA           2,307,375
     5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s,
               3/1/20                                   Aaa           5,709,981
               MA Bay Trans. Auth. Rev. Bonds (Gen.
               Trans. Syst.)
     3,500,000 Ser. B, 5.9s, 3/1/24                     Aa2           3,611,965
     4,000,000 Ser. A, 5 1/2s, 3/1/12                   Aa2           4,520,000
     6,420,000 MA Bay Trans. Auth. Sales Tax
               Rev. Bonds, Ser. A, 5 1/4s, 7/1/21       AAA           7,102,125
     3,055,000 MA Muni. Whsl. Elec. Co. Pwr. Supply
               Syst. Rev. Bonds (Project 6-A),
               MBIA, 5s, 7/1/06                         Aaa           3,291,763
     4,000,000 MA State College Bldg. Auth.
               Rev. Bonds, Ser. B, XLCA, 5 1/2s,
               5/1/28                                   Aaa           4,430,000
               MA State Dev. Fin. Agcy. Rev. Bonds
     1,450,000 (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                   B+/P          1,477,188
     3,415,000 (Lasell College), 6 3/4s, 7/1/31         BB+/P         3,410,731
     1,965,000 (Lasell Village), Ser. A, 6 3/8s,
               12/1/25                                  BB/P          1,967,456
     1,950,000 (MA Biomedical Research), Ser. C,
               6 1/8s, 8/1/12                           A1            2,208,375
     1,300,000 (Worcester Redev. Auth. Issue), 6s,
               6/1/24                                   AA            1,434,875
     1,830,000 (MA Biomedical Research), Ser. C,
               5 7/8s, 8/1/10                           A1            2,083,913
               MA State Dev. Fin. Agcy. Rev. Bonds
    10,200,000 (WGBH Edl. Foundation), Ser. A,
               AMBAC,  5 3/4s, 1/1/42                   Aaa          11,870,250
     1,750,000 (Boston Biomedical Research),
               5 3/4s, 2/1/29                           Baa3          1,697,500
     1,000,000 (Middlesex School), 5 1/8s, 9/1/23       A1            1,043,750
     7,500,000 MA State Dev. Fin. Agcy. Res. Recvy.
               Rev. Bonds (Semass Syst.), Ser. A,
               MBIA, 5 1/2s, 1/1/10                     Aaa           8,446,875
     5,000,000 MA State Edl. Fin. Auth. Rev. Bonds,
               Ser. E, AMBAC, 5s, 1/1/13                AAA           5,275,000
               MA State G.O. Bonds
     5,500,000 Ser. D, 5 1/2s, 11/1/19                  Aa2           6,194,375
     7,500,000 Ser. C, FSA, 5 1/2s, 11/1/10             Aaa           8,625,000
     3,750,000 Ser. C, 5 1/4s, 8/1/15                   AAA           4,275,000
     9,100,000 Ser. B, 5s, 5/1/12                       AAA          10,169,250
               MA State Hlth. & Edl. Fac. Auth. IFB
     7,900,000 MBIA, 9.48s, 7/1/18                      Aaa           8,498,188
    12,000,000 AMBAC, 6s, 7/1/25                        Aaa          12,155,400
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,360,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s, 8/15/24                  AAA/P         5,712,849
     3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                   BBB           3,191,250
     3,125,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                   Baa2          3,238,281
     2,000,000 (Milford-Whitinsville Hosp.),
               Ser. D, 6.35s, 7/15/32                   Baa2          2,010,000
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                          BBB+          1,334,125
     5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20     Aaa           6,212,500
     1,000,000 (Learning Ctr. for Deaf Children),
               Ser. C, 6 1/8s, 7/1/29                   Ba2             957,500
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                       A-            3,101,250
     2,100,000 (Partners Hlth. Care Syst.), Ser. C,
               6s, 7/1/15                               Aa3           2,341,500
     1,460,000 (Partners Hlth. Care Syst.), Ser. C,
               6s, 7/1/14                               Aa3           1,646,150
     3,015,000 (Newton-Wellesley Hosp.), Ser. E,
               MBIA, 5.9s, 7/1/11                       Aaa           3,252,431
     4,000,000 (Partners Hlth. Care Syst.), Ser. C,
               5 3/4s, 7/1/32                           Aa3           4,225,000
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                   A1            1,032,500
     1,955,000 (Caritas Christi Hlth. Care Syst.
               Oblig. Group),  Ser. A, 5 5/8s,
               7/1/20                                   BBB           1,774,163
       800,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                   BBB+            816,000
     3,665,000 (Williams College), Ser. G, 5 1/2s,
               7/1/14                                   Aa1           4,141,450
     1,265,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/11                                   BBB+          1,344,063
     2,250,000 (Cape Cod Hlth. Care), Ser. B,
               5.45s, 11/15/23                          BBB+          2,168,438
     3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s,
               10/1/28                                  BBB-          2,501,250
     4,250,000 (Boston College), Ser. K, 5 3/8s,
               6/1/14                                   Aa3           4,860,938
     3,000,000 (Partners Hlth. Care Syst.), Ser. B,
               5 1/4s, 7/1/11                           Aa3           3,292,500
    10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s,
               1/1/28                                   Aaa          10,862,500
     1,000,000 (Wellesley College), 5s, 7/1/17          Aa1           1,071,250
     2,000,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC, 5s, 5/15/11                Aaa           2,212,500
     3,840,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC, 5s, 5/15/10                Aaa           4,276,800
     3,660,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC, 5s, 5/15/09                Aaa           4,071,750
     2,105,000 (Caregroup Issue), Ser. A, MBIA, 5s,
               7/1/06                                   Aaa           2,270,769
    15,500,000 MA State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. D, MBIA, 1.05s, 1/1/35        VMIG1        15,500,000
               MA State Hsg. Fin. Agcy. Rev. Bonds
     2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s,
               7/1/25                                   Aaa           2,080,000
     5,000,000 (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                           Aaa           5,112,500
     3,780,000 (Single Fam.), Ser. 86, 5.1s,
               12/1/21                                  Aa2           3,808,350
     1,590,000 (Rental Mtge.), Ser. E, FSA, 4.1s,
               7/1/06                                   Aaa           1,637,700
     1,520,000 (Rental Mtge.), Ser. E, FSA, 3.95s,
               7/1/05                                   Aaa           1,563,700
     1,650,000 (Rental Mtge.), Ser. E, FSA, 3.8s,
               7/1/04                                   Aaa           1,666,665
               MA State Hsg. Fin. Auth. Agcy.
               Single Fam. Rev. Bonds, Ser. 84
       850,000 4 1/4s, 12/1/07                          Aa2             884,000
       700,000 4.05s, 12/1/06                           Aa2             724,500
       790,000 3.9s, 12/1/05                            Aa2             817,650
               MA State Indl. Fin. Agcy. Rev. Bonds
     3,000,000 (1st Mtge. Stone Inst. & Newton),
               7.9s, 1/1/24                             BB-/P         3,091,830
     5,140,000 (1st Mtge. Loomis House & Village),
               7 5/8s, 7/1/25                           AAA           5,743,950
     2,000,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                   BBB/P         2,061,260
     2,750,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                   BBB/P         2,835,058
     5,875,000 (American Hinghan, Wtr. Treatment),
               6 3/4s, 12/1/25                          BBB/P         6,139,375
     6,000,000 (1st Mtge. Berkshire Retirement),
               Ser. A, 6 5/8s, 7/1/16                   BBB-          6,105,000
     3,385,000 (Park School), 5.9s, 9/1/26              A3            3,638,875
     4,250,000 (MA Eastern Edison Co.), 5 7/8s,
               8/1/08                                   A2            4,362,668
     1,650,000 (Wentworth Inst. of Tech.), 5 3/4s,
               10/1/28                                  Baa1          1,728,375
     2,000,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                           BBB/P         1,970,000
               MA State Port Auth. Rev. Bonds,
               Ser. C, MBIA
     2,000,000 5s, 7/1/08                               Aaa           2,222,500
     5,330,000 5s, 7/1/07                               Aaa           5,863,000
     5,685,000 5s, 7/1/06                               Aaa           6,139,800
               MA State Wtr. Poll. Abatement
               Rev. Bonds (Pool Program)
     7,000,000 Ser. 5, 5 3/8s, 8/1/27                   Aaa           7,367,500
     1,340,000 Ser. 7, 5s, 8/1/06                       Aaa           1,452,225
               MA State Wtr. Res. Auth. Rev. Bonds
     7,500,000 Ser. A, 6 1/2s, 7/15/19                  AA            9,178,125
    10,000,000 Ser. A, FGIC, 5 3/4s, 8/1/39             Aaa          11,075,000
     2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15            Aaa           3,262,500
               Maynard, G.O. Bonds, MBIA
     1,065,000 5s, 2/1/13                               Aaa           1,180,819
       565,000 5s, 2/1/12                               Aaa             625,731
     1,760,000 Norwell, G.O. Bonds, FGIC, 5s,
               11/15/18                                 AAA           1,938,200
    10,000,000 Quincy, Rev. Bonds, FSA, 5.3s,
               1/15/11                                  Aaa          10,229,000
     1,000,000 Springfield, G.O. Bonds, MBIA, 5s,
               1/15/13                                  Aaa           1,103,750
               Westfield, G.O. Bonds, MBIA
     2,190,000 5s, 9/1/11                               Aaa           2,452,800
     2,190,000 5s, 9/1/10                               Aaa           2,461,013
     1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s,
               4/1/20                                   Aaa           1,075,000
                                                                 --------------
                                                                    371,573,775

Puerto Rico (7.0%)
-------------------------------------------------------------------------------
     1,870,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 3/8s,
               5/15/33                                  Baa2          1,778,838
     2,000,000 Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.), FSA, 5 1/2s, 7/1/18              Aaa           2,320,000
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, MBIA
     2,925,000 Ser. Z, 6 1/4s, 7/1/13                   Aaa           3,568,500
     3,000,000 Ser. AA, 5 1/2s, 7/1/19                  Aaa           3,487,500
    10,685,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA, 4 1/2s,
               8/1/11                                   Aaa          11,633,294
     4,500,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. NN, MBIA, 5 1/4s, 7/1/22            Aaa           5,056,875
       600,000 PR Indl. Med. & Env. Poll. Control
               Fac. Fin. Auth. Rev. Bonds (Special
               Fac. - American Airlines, Inc.),
               Ser. A, 6.45s, 12/1/25                   Caa2            387,000
                                                                 --------------
                                                                     28,232,007
-------------------------------------------------------------------------------
               Total Investments
               (cost $378,538,996)                                 $399,805,782
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $402,472,623.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on VRDN are the current interest rates shown at November 30, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2003.

      The fund had the following industry group concentrations greater than 10% at November 30, 2003 (as a percentage of net assets):

        Health care             27.3%
        Education               15.3
        Water & sewer           11.8

      The fund had the following insurance concentrations greater than 10% at November 30, 2003 (as a percentage of net assets):

        MBIA                    19.6%
        FSA                     10.4

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$378,538,996) (Note 1)                                           $399,805,782
-------------------------------------------------------------------------------
Cash                                                                   82,701
-------------------------------------------------------------------------------
Interest and other receivables                                      6,399,791
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 68,907
-------------------------------------------------------------------------------
Receivable for securities sold                                         55,000
-------------------------------------------------------------------------------
Total assets                                                      406,412,181

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 533,853
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,531,227
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          537,790
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             78,662
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 26,805
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              526
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                179,660
-------------------------------------------------------------------------------
Other accrued expenses                                                 51,035
-------------------------------------------------------------------------------
Total liabilities                                                   3,939,558
-------------------------------------------------------------------------------
Net assets                                                       $402,472,623

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $383,564,046
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          670,411
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,028,620)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         21,266,786
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $402,472,623

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($295,431,272 divided by 30,825,850 shares)                             $9.58
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.58)*                 $10.06
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($100,829,269 divided by 10,528,755 shares)**                           $9.58
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($961,580 divided by 100,306 shares)**                                  $9.59
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,250,502 divided by 547,916 shares)                                  $9.58
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.58)***                $9.90
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Interest income:                                                  $10,798,391
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,113,678
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        223,746
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,612
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,960
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 325,465
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 487,646
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                   1,364
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  13,640
-------------------------------------------------------------------------------
Other                                                                  97,914
-------------------------------------------------------------------------------
Total expenses                                                      2,274,025
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,979)
-------------------------------------------------------------------------------
Net expenses                                                        2,256,046
-------------------------------------------------------------------------------
Net investment income                                               8,542,345
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,644,812
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,278,800
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                       (14,209,736)
-------------------------------------------------------------------------------
Net loss on investments                                           (10,286,124)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(1,743,779)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,542,345      $19,806,433
-------------------------------------------------------------------------------
Net realized gain on investments                   3,923,612        1,527,930
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (14,209,736)      19,771,856
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (1,743,779)      41,106,219
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
  Class A                                         (6,568,660)     (14,483,206)
-------------------------------------------------------------------------------
  Class B                                         (1,944,864)      (4,390,318)
-------------------------------------------------------------------------------
  Class C                                             (4,210)              --
-------------------------------------------------------------------------------
  Class M                                           (101,946)        (246,950)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (59,648,387)     (12,175,578)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (70,011,846)       9,810,167

Net assets
-------------------------------------------------------------------------------
Beginning of period                              472,484,469      462,674,302
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $670,411 and $747,746,
respectively)                                   $402,472,623     $472,484,469
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
                                    November 30
Per-share                           (Unaudited)                         Year ended May 31
operating performance                  2003         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.79        $9.34        $9.20        $8.74        $9.45        $9.61
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .19          .42          .46          .48          .50          .49
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.21)         .44          .14          .46         (.71)        (.15)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.02)         .86          .60          .94         (.21)         .34
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.19)        (.41)        (.46)        (.48)        (.50)        (.50)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.19)        (.41)        (.46)        (.48)        (.50)        (.50)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.58        $9.79        $9.34        $9.20        $8.74        $9.45
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.14)*       9.39         6.61        10.95        (2.20)        3.60
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $295,431     $344,042     $337,865     $285,452     $259,479     $298,243
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .42*         .84          .83          .82          .84          .97
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.01*        4.42         4.89         5.28         5.55         5.11
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.75*       29.10        24.33         6.91        15.17         9.42
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                   November 30
Per-share                          (Unaudited)                         Year ended May 31
operating performance                  2003         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.78        $9.33        $9.19        $8.73        $9.44        $9.61
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .16          .36          .40          .42          .44          .43
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.20)         .44          .14          .46         (.71)        (.16)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.04)         .80          .54          .88         (.27)         .27
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)        (.35)        (.40)        (.42)        (.44)        (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)        (.35)        (.40)        (.42)        (.44)        (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.58        $9.78        $9.33        $9.19        $8.73        $9.44
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.36)*       8.69         5.91        10.24        (2.85)        2.81
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $100,829     $122,436     $118,486     $121,881     $109,426     $122,654
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .75*        1.49         1.48         1.47         1.49         1.62
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.68*        3.77         4.25         4.63         4.90         4.47
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.75*       29.10        24.33         6.91        15.17         9.42
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------
                                                       For the
                                                       period
                                                     August 19,
                                                      2003+ to
                                                    November 30
Per-share                                           (Unaudited)
operating performance                                  2003
---------------------------------------------------------------
Net asset value,
beginning of period                                   $9.35
---------------------------------------------------------------
Investment operations:
---------------------------------------------------------------
Net investment income                                   .09
---------------------------------------------------------------
Net realized and unrealized
gain on investments                                     .24
---------------------------------------------------------------
Total from
investment operations                                   .33
---------------------------------------------------------------
Less distributions:
---------------------------------------------------------------
From net
investment income                                      (.09)
---------------------------------------------------------------
Total distributions                                    (.09)
---------------------------------------------------------------
Net asset value,
end of period                                         $9.59
---------------------------------------------------------------
Total return at
net asset value (%)(a)                                 3.53*
---------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $962
---------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                               .47*
---------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               .91*
---------------------------------------------------------------
Portfolio turnover (%)                                 4.75*
---------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.


(b) Includes amounts paid through expense offset arrangements
    (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------
                                  Six months
                                    ended
                                 November 30
Per-share                        (Unaudited)                   Year ended May 31
operating performance               2003       2003        2002       2001       2000       1999
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.79      $9.33       $9.20      $8.74      $9.45      $9.61
--------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------
Net investment income                .18        .39         .43        .45        .47        .46
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.21)       .45         .13        .46       (.71)      (.15)
--------------------------------------------------------------------------------------------------
Total from
investment operations               (.03)       .84         .56        .91       (.24)       .31
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net
investment income                   (.18)      (.38)       (.43)      (.45)      (.47)      (.47)
--------------------------------------------------------------------------------------------------
Total distributions                 (.18)      (.38)       (.43)      (.45)      (.47)      (.47)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.58      $9.79       $9.33      $9.20      $8.74      $9.45
--------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              (.28)*     9.18        6.17      10.61      (2.50)      3.29
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,251     $6,007      $6,324     $5,855     $4,174     $5,349
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .57*      1.14        1.13       1.12       1.14       1.27
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.86*      4.12        4.60       4.98       5.25       4.81
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)              4.75*     29.10       24.33       6.91      15.17       9.42
--------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
November 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Massachusetts tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Massachusetts.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on August 19, 2003. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales change and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $3,611,962 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
      $357,797   May 31, 2007
     2,162,311   May 31, 2008
     1,091,854   May 31, 2009

The aggregate identified cost on a tax basis is $378,538,996, resulting in gross unrealized appreciation and depreciation of $23,113,039 and $1,846,253, respectively, or net unrealized appreciation of $21,266,786.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $17,979 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $705 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $16,216 and $206 from the sale of class A and class M shares, respectively, and received $232,994 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $21,800 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,520,617 and $79,228,325, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                              Six months ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,731,559       $16,536,514
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       433,688         4,145,557
----------------------------------------------------------------
                                     2,165,247        20,682,071

Shares repurchased                  (6,487,248)      (61,772,238)
----------------------------------------------------------------
Net decrease                        (4,322,001)     $(41,090,167)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,002,210       $66,566,076
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       936,413         9,077,022
----------------------------------------------------------------
                                     7,938,623        75,643,098

Shares repurchased                  (8,981,312)      (85,431,581)
----------------------------------------------------------------
Net decrease                        (1,042,689)      $(9,788,483)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            447,533        $4,294,199
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       134,161         1,281,196
----------------------------------------------------------------
                                       581,694         5,575,395

Shares repurchased                  (2,570,332)      (24,463,326)
----------------------------------------------------------------
Net decrease                        (1,988,638)     $(18,887,931)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,022,693       $19,260,439
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       300,936         2,867,042
----------------------------------------------------------------
                                     2,323,629        22,127,481

Shares repurchased                  (2,507,296)      (23,907,957)
----------------------------------------------------------------
Net decrease                          (183,667)      $(1,780,476)
----------------------------------------------------------------

                                  For the period August 19, 2003
                                     (commencement of operations)
                                            to November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            100,281          $955,313
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           341             3,254
----------------------------------------------------------------
                                       100,622           958,567

Shares repurchased                        (316)           (3,006)
----------------------------------------------------------------
Net increase                           100,306          $955,561
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,776          $161,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,471            51,387
----------------------------------------------------------------
                                        22,247           212,900

Shares repurchased                     (88,111)         (838,750)
----------------------------------------------------------------
Net decrease                           (65,864)        $(625,850)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             80,814          $766,755
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,963           113,997
----------------------------------------------------------------
                                        92,777           880,752

Shares repurchased                    (156,490)       (1,487,371)
----------------------------------------------------------------
Net decrease                           (63,713)        $(606,619)
----------------------------------------------------------------

At November 30, 2003, Putnam, LLC owned 107 class C shares of the fund (0.11% of class C shares outstanding), valued at $1,026.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA047-203437  845/236/25T/258  1/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004